                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

               ------------------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                     filed pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 11, 1995



                            FIRST BANK SYSTEM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


    Delaware                              1-6880                 41-0255900
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



     First Bank Place, 601 Second Avenue South                      55402
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (612) 973-1111
                                                    ----------------------------
                                       N/A
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         (Former name or former address, if changed since last report.)


                              Page 1 of 49 Pages

                            Exhibit Index on Page 4

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Item 5.   Other Events.
          ------------

          First Bank System, Inc. (the "Company") has entered into an Underwriting Agreement, dated September 6, 1995, with Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., Dain Bosworth Incorporated and Piper Jaffray Inc. for the public offering of $250,000,000 aggregate principal amount of its 6-7/8% Subordinated Notes due September 15, 2007 (the "Notes") to be issued pursuant to that certain Indenture dated as of October 1, 1991 between the Company and Citibank, N.A., as Trustee, as amended by the First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Indenture") and the Officers' Certificate dated September 11, 1995, pursuant to Sections 201 and 301 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by registration statement on Form S-3, File No. 33-58521.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     1.1 Underwriting Agreement, dated September 6, 1995, between the Company and Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., Dain Bosworth Incorporated and Piper Jaffray Inc.

     4.2 Officers' Certificate dated September 11, 1995 pursuant to Sections 201 and 301 of the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993, between the Company and Citibank, N.A., as Trustee (excluding exhibits thereto).

     4.3  Specimen Note.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 1995


                                    FIRST BANK SYSTEM, INC.


                                    By  /s/ David J. Parrin
                                       -----------------------------------------
                                      David J. Parrin
                                      Senior Vice President & Controller





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                               INDEX TO EXHIBITS
                               -----------------

(c)     Exhibits                                                        Page No.
        --------                                                        --------

1.1     Underwriting Agreement, dated September 6, 1995, between
        the Company and Morgan Stanley & Co. Incorporated,
        Donaldson, Lufkin & Jenrette Securities Corporation,
        Lehman Brothers Inc., Dain Bosworth Incorporated and
        Piper Jaffray Inc...............................................

4.2 Officers' Certificate dated September 11, 1995 pursuant to Sections 201 and 301 of the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993, between the Company and Citibank, N.A.,
        as Trustee (excluding exhibits).................................

4.3     Specimen Note...................................................




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